UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08050

                             THE ASIA TIGERS FUND, INC.
               (Exact name of registrant as specified in charter)

                                 200 PARK AVENUE
                               NEW YORK, NY 10166
               (Address of principal executive offices) (Zip code)

                         SIMPSON THACHER & BARTLETT LLP
                              425 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-667-4939

                    Date of fiscal year end: OCTOBER 31, 2005

                   Date of reporting period: OCTOBER 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.




The Asia Tigers Fund, Inc.

                                                               November 30, 2005

DEAR FUND SHAREHOLDER,

We are pleased to provide you with the audited financial statements of The Asia Tigers Fund, Inc. (NYSE: GRR) (the "Fund") for the fiscal year ended October 31, 2005.

The Fund's net asset value ("NAV") closed at $13.44 on October 31, 2005, representing an increase of 22.4% for the Fund's fiscal year. The Fund outperformed its benchmark, the MSCI AC Asia Free ex-Japan*, which rose 17.4% during the same period.

Overall, Asian equity markets posted a solid advance for the twelve months ending October 31, 2005, marking the fourth straight year (as measured by the Fund's October fiscal year-end) the region has seen positive gains. Most impressively, the strong performance came despite challenging headwinds, including: 1) the U.S. Federal Reserve continuously raising interest rates, 2) oil prices surging over 50%, before dropping back to a more than 30% increase for the period, and 3) intensifying concern over the spread of avian flu.

Despite these concerns, Asian markets continued to see rising portfolio inflows, as global fund managers increasingly recognized that the region's higher growth rates, improving corporate governance, and more efficient capital management could add up to a reduced risk premium for Asian shares. Structurally, Asian governments are also showing progressive change, with 2005's biggest highlight being the Chinese government finally taking the first step to liberalize its currency regime by de-pegging the yuan and allowing it to appreciate (albeit very slightly) against the U.S. dollar.

Finally, despite the solid performance of the Fund's benchmark over the past several years, investors should be encouraged by the fact that share valuations overall still remain at the lower end of Asia's historical valuation range. The bright outlook for Asia indeed remains intact.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund.

Sincerely,

/s/ Bryan McKigney

Bryan McKigney
Chairman, President and Director

*Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund's or any other investment technique will be effective under all market conditions.

THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------

FUNDAMENTAL PERIODIC REPURCHASE POLICY

The Fund has adopted the following fundamental policy regarding periodic repurchases:

      a) The Fund will make offers to repurchase its shares at quarterly intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

      b) 14 days prior to the last Friday of each of the Fund's fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

      c) The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the last Friday of each of the Fund's fiscal quarters, or the next business day if such day is not a business day.

      d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note D to the Financial Statements.)

--------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments

COMMON STOCKS (97.90% of net assets)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS          COST                VALUE
------------------------------------------------------------------------------------------------------------------------------
                 CHINA                                                          4.43%
                 AIRPORT DEVELOPMENT & MAINTENANCE                              0.73%
   1,384,000     Beijing Capital International Airport Co., Ltd. .......                      $    503,268         $   557,895
                                                                                              ------------         -----------
                 COAL                                                           0.37%
     443,200     Yanzhou Coal Mining Company Ltd. ......................                           146,938             284,420
                                                                                              ------------         -----------
                 MACHINERY - MATERIAL HANDLING                                  0.58%
     550,800     Shanghai Zhenhua Port Machinery Co., Class B ..........                           360,563             442,843
                                                                                              ------------         -----------
                 METAL PROCESSORS & FABRICATION                                 0.57%
     922,280     Jiangxi Copper Co., Ltd. ..............................                           520,822             437,207
                                                                                              ------------         -----------
                 OIL COMPANIES - INTEGRATED                                     1.31%
      25,149     China Petroleum and Chemical Corp. ADR ................                           699,348           1,012,247
                                                                                              ------------         -----------
                 REAL ESTATE - OPERATIONS & DEVELOPMENT                         0.87%
   1,375,903     China Vanke Co., Ltd. Class B .........................                           329,363             667,333
                                                                                              ------------         -----------
                 TOTAL CHINA ...........................................                         2,560,302           3,401,945
                                                                                              ------------         -----------
                 HONG KONG                                                     21.79%
                 APPAREL & SHOES MANUFACTURING                                  0.62%
   3,460,000     Symphony Holdings Ltd. ................................                           559,162             473,095
                                                                                              ------------         -----------
                 CELLULAR TELECOMMUNICATIONS                                    2.06%
     355,100     China Mobile (Hong Kong) Ltd. .........................                         1,006,060           1,580,289
                                                                                              ------------         -----------
                 COMMERCIAL BANKS - NON-US                                      1.98%
     109,202     Dah Sing Financial Holdings, Ltd. .....................                           601,759             663,465
      30,500     HSBC Holdings PLC .....................................                           347,585             477,230
      56,000     Wing Hang Bank Ltd. ...................................                           405,097             382,490
                                                                                              ------------         -----------
                                                                                                 1,354,441           1,523,185
                                                                                              ------------         -----------
                 DISTRIBUTION & WHOLESALE                                       1.72%
     187,000     Esprit Holdings Ltd. ..................................                           256,915           1,318,252
                                                                                              ------------         -----------
                 DIVERSIFIED OPERATIONS                                         2.17%
     175,810     Hutchison Whampoa Ltd. ................................                           782,938           1,664,586
                                                                                              ------------         -----------
                 ELECTRIC - GENERATION                                          0.85%
   1,090,000     China Resources Power Holdings Co. ....................                           602,433             653,802
                                                                                              ------------         -----------

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS          COST                VALUE
------------------------------------------------------------------------------------------------------------------------------
                 HONG KONG (CONTINUED)
                 FINANCE - OTHER SERVICES                                       0.98%
     226,000     Hong Kong Exchanges & Clearing Ltd. ...................                      $    420,335         $   755,048
                                                                                              ------------         -----------
                 HOTELS & MOTELS                                                0.37%
   4,190,000     Regal Hotels International Holdings Ltd. ..............                           269,494             281,050
                                                                                              ------------         -----------
                 MACHINERY - GENERAL INDUSTRY                                   0.53%
     596,000     Fongs' Industries Co., Ltd. ...........................                           498,763             403,620
                                                                                              ------------         -----------
                 OIL COMPANIES - EXPLORATION & PRODUCTION                       1.07%
      12,450     CNOOC Ltd. ADR ........................................                           614,875             817,965
                                                                                              ------------         -----------
                 REAL ESTATE - OPERATIONS & DEVELOPMENT                         5.90%
     142,700     Cheung Kong Holdings Ltd. .............................                         1,015,150           1,484,551
   2,080,000     Emperor Entertainment Hotel Ltd.+ .....................                           446,079             525,879
   1,385,000     Far East Consortium ...................................                           400,040             419,840
     212,000     Hopewell Holdings Ltd. ................................                           148,468             516,850
     283,826     Kerry Properties Ltd. .................................                           485,122             710,265
      93,300     Sun Hung Kai Properties Ltd. ..........................                           667,036             882,170
                                                                                              ------------         -----------
                                                                                                 3,161,895           4,539,555
                                                                                              ------------         -----------
                 RETAIL - RESTAURANTS                                           0.33%
     226,000     Cafe De Coral Holdings Ltd. ...........................                           172,922             255,084
                                                                                              ------------         -----------
                 SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS                 0.66%
   1,368,000     Solomon Systech International Ltd. ....................                           504,638             502,918
                                                                                              ------------         -----------
                 TELECOMMUNICATIONS EQUIPMENT                                   0.86%
     620,000     Foxconn International Holdings, Ltd.+ .................                           353,710             663,799
                                                                                              ------------         -----------
                 TELECOMMUNICATIONS SERVICES                                    1.18%
   2,780,000     China Telecom Corp., Ltd. .............................                           903,150             905,467
                                                                                              ------------         -----------
                 TEXTILE - PRODUCTS                                             0.51%
   1,548,000     Victory City International Holdings Ltd. ..............                           497,612             389,379
                                                                                              ------------         -----------
                 TOTAL HONG KONG .......................................                        11,959,343          16,727,094
                                                                                              ------------         -----------
                 INDIA                                                          9.69%
                 APPLICATIONS SOFTWARE                                          2.21%
      30,326     Infosys Technologies Ltd. .............................                           591,189           1,696,925
                                                                                              ------------         -----------

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS         COST                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 INDIA (CONTINUED)
                 COMMERCIAL BANKS - NON-US                                       2.26%
      25,600     Punjab National Bank Ltd. .............................                     $       228,991      $      229,835
      80,930     State Bank of India ...................................                             328,936           1,504,037
                                                                                             ---------------      --------------
                                                                                                     557,927           1,733,872
                                                                                             ---------------      --------------
                 ELECTRONIC COMPONENTS - MISCELLANEOUS                           0.52%
      24,500     Bharat Electronics Ltd. ...............................                             344,211             395,542
                                                                                             ---------------      --------------
                 OIL COMPANIES - EXPLORATION & PRODUCTION                        0.55%
      20,500     Oil and Natural Gas Corp. Ltd. ........................                             470,392             422,112
                                                                                             ---------------      --------------
                 PETROCHEMICALS                                                  1.52%
      69,238     Reliance Industries Ltd. ..............................                             438,478           1,170,545
                                                                                             ---------------      --------------
                 POWER CONVERSION & SUPPLY EQUIPMENT                             0.97%
      29,120     Bharat Heavy Electricals Ltd. .........................                             279,666             742,413
                                                                                             ---------------      --------------
                 TELECOMMUNICATIONS SERVICES                                     1.29%
     138,680     Bharti Tele-Ventures Ltd.+ ............................                             429,607             992,021
                                                                                             ---------------      --------------
                 TEXTILE - PRODUCTS                                              0.37%
      48,150     Mahavir Spinning Mills Ltd. ...........................                             179,973             286,786
                                                                                             ---------------      --------------
                 TOTAL INDIA ...........................................                           3,291,443           7,440,216
                                                                                             ---------------      --------------
                 INDONESIA                                                       1.26%
                 COMMERCIAL BANKS - NON-US                                       0.52%
   1,258,830     PT Bank Central Asia Tbk ..............................                             333,342             401,357
                                                                                             ---------------      --------------
                 TELECOMMUNICATIONS SERVICES                                     0.74%
   1,149,500     PT Telekomunikasi Indonesia+ ..........................                             552,962             568,216
                                                                                             ---------------      --------------
                 TOTAL INDONESIA .......................................                             886,304             969,573
                                                                                             ---------------      --------------
                 MALAYSIA                                                        4.80%
                 AGRICULTURAL OPERATIONS                                         1.09%
     241,400     IOI Corp. BHD .........................................                             371,052             837,706
                                                                                             ---------------      --------------
                 CELLULAR TELECOMMUNICATIONS                                     0.43%
     139,650     Maxis Communications BHD ..............................                             257,038             332,940
                                                                                             ---------------      --------------
                 COMMERCIAL BANKS - NON-US                                       0.69%
     365,400     Commerce Asset-Holding BHD ............................                             457,077             532,371
                                                                                             ---------------      --------------

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS           COST               VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 MALAYSIA (CONTINUED)
                 LOTTERY SERVICES                                                0.56%
     389,700     Berjaya Sports Toto BHD ...............................                     $       348,676      $      433,574
                                                                                             ---------------      --------------
                 RESORTS & THEME PARKS                                           0.71%
     196,500     Resorts World BHD .....................................                             453,803             546,556
                                                                                             ---------------      --------------
                 TRANSPORTATION - MARINE                                         1.32%
     399,000     Malaysia International Shipping Corp. BHD .............                             455,085           1,004,106
                                                                                             ---------------      --------------
                 TOTAL MALAYSIA ........................................                           2,342,731           3,687,253
                                                                                             ---------------      --------------
                 SINGAPORE                                                      11.45%
                 COMMERCIAL BANKS - NON-US                                       1.58%
     134,100     DBS Group Holdings Ltd. ...............................                             872,975           1,210,067
                                                                                             ---------------      --------------
                 COMMERCIAL SERVICES                                             0.56%
     341,000     Singapore Airport Terminal Services Ltd. ..............                             463,043             432,396
                                                                                             ---------------      --------------
                 DIVERSIFIED OPERATIONS                                          0.80%
      90,000     Keppel Corp. Ltd. .....................................                             649,687             615,729
                                                                                             ---------------      --------------
                 ELECTRONIC COMPONENTS - MISCELLANEOUS                           0.48%
   1,199,000     Huan Hsin Holdings Ltd. ...............................                             491,824             371,251
                                                                                             ---------------      --------------
                 ENGINEERING/RESEARCH AND DEVELOPMENT SERVICES                   1.07%
     520,000     SembCorp Industries Ltd. ..............................                             818,628             824,983
                                                                                             ---------------      --------------
                 FOOD - MEAT PRODUCTS                                            0.70%
   1,058,500     People's Food Holdings Ltd. ...........................                             569,072             536,882
                                                                                             ---------------      --------------
                 REAL ESTATE - OPERATIONS & DEVELOPMENT                          1.00%
     341,500     Keppel Land Ltd. ......................................                             255,243             769,385
                                                                                             ---------------      --------------
                 TELECOMMUNICATIONS SERVICES                                     1.37%
     758,720     Singapore Telecommunications Ltd. .....................                             978,584           1,042,622
                                                                                             ---------------      --------------
                 TRANSPORTATION - MARINE                                         1.87%
     503,000     Cosco Corp. (Singapore) Ltd. ..........................                             603,229             652,650
     970,200     Ezra Holdings Ltd. ....................................                             599,454             783,919
                                                                                             ---------------      --------------
                                                                                                   1,202,683           1,436,569
                                                                                             ---------------      --------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS          COST                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 SINGAPORE (CONTINUED)
                 WATER TREATMENT SYSTEMS                                         2.02%
     880,250     Hyflux Limited ........................................                    $        766,421      $    1,552,268
                                                                                            ----------------      --------------
                 TOTAL SINGAPORE .......................................                           7,068,160           8,792,152
                                                                                            ----------------      --------------
                 SOUTH KOREA                                                    26.26%
                 AIRLINES                                                        0.00%
           5     Korean Air Lines Co., Ltd. ............................                                  48                  94
                                                                                            ----------------      --------------
                 AUTO - CARS & LIGHT TRUCKS                                      1.31%
      13,700     Hyundai Motor Co. .....................................                             564,529           1,008,864
                                                                                            ----------------      --------------
                 AUTOMOTIVE PARTS - EQUIPMENT                                    0.68%
       6,570     Hyundai Mobis .........................................                             554,032             524,236
                                                                                            ----------------      --------------
                 BUILDING & CONSTRUCTION - MISCELLANEOUS                         1.18%
      21,010     GS Engineering & Construction Corp. ...................                             454,396             903,862
                                                                                            ----------------      --------------
                 CELLULAR TELECOMMUNICATIONS                                     1.15%
       4,890     SK Telecom Co., Ltd. ..................................                             842,053             881,441
                                                                                            ----------------      --------------
                 CIRCUITS                                                        0.81%
      17,450     Core Logic, Inc. ......................................                             614,669             613,149
                                                                                            ----------------      --------------
                 COMMERCIAL BANKS - NON-US                                       1.69%
      23,541     Kookmin Bank ..........................................                             527,907           1,296,769
                                                                                            ----------------      --------------
                 COMPUTERS                                                       0.50%
       3,850     Samsung SDI Co., Ltd. .................................                             394,476             379,374
                                                                                            ----------------      --------------
                 DIVERSIFIED FINANCIAL SERVICES                                  2.32%
      53,320     Shinhan Financial Group Co., Ltd. .....................                             744,906           1,783,826
                                                                                            ----------------      --------------
                 DIVERSIFIED OPERATIONS                                          0.71%
      23,710     GS Holdings Corp. .....................................                             523,493             544,769
                                                                                            ----------------      --------------
                 ELECTRIC - INTEGRATED                                           0.90%
      21,240     Korea Electric Power Corp. ............................                             532,147             693,230
                                                                                            ----------------      --------------
                 ELECTRIC PRODUCTS - MISCELLANEOUS                               9.03%
      13,068     Samsung Electronics Co., Ltd. .........................                           3,361,659           6,934,759
                                                                                            ----------------      --------------
                 NON-FERROUS METALS                                              0.65%
      14,520     Korea Zinc Co., Ltd. ..................................                             336,286             496,935
                                                                                            ----------------      --------------

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS          COST                VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 SOUTH KOREA (CONTINUED)
                 PETROCHEMICALS                                                  0.56%
      16,330     LG Petrochemical Co., Ltd. ............................                    $        386,976      $      431,720
                                                                                            ----------------      --------------
                 PROPERTY & CASUALTY INSURANCE                                   0.94%
      58,250     LG Insurance Co., Ltd. ................................                             228,300             722,385
                                                                                            ----------------      --------------
                 RETAIL - DISCOUNT                                               0.93%
       1,990     Shinsegae Co., Ltd. ...................................                             558,276             715,497
                                                                                            ----------------      --------------
                 SHIPBUILDING                                                    0.77%
      46,090     Samsung Heavy Industries ..............................                             602,185             587,092
                                                                                            ----------------      --------------
                 STEEL - PRODUCERS                                               2.13%
      25,770     Dongkuk Steel Mill Co., Ltd. ..........................                             425,029             465,753
       4,640     POSCO .................................................                             509,744             943,434
       4,350     POSCO ADR .............................................                             123,672             223,111
                                                                                            ----------------      --------------
                                                                                                   1,058,445           1,632,298
                                                                                            ----------------      --------------
                 TOTAL SOUTH KOREA .....................................                          12,284,783          20,150,300
                                                                                            ----------------      --------------
                 TAIWAN                                                         14.65%
                 BUILDING PRODUCTS - CEMENT & AGGREGATION                        0.95%
   1,183,350     Taiwan Cement Corp. ...................................                             647,707             726,555
                                                                                            ----------------      --------------
                 COMMERCIAL BANKS - NON-US                                       1.08%
   1,623,227     Taishin Financial Holdings Co., Ltd. ..................                             707,896             829,720
                                                                                            ----------------      --------------
                 COMPUTERS                                                       1.75%
     290,440     Acer, Inc. ............................................                             549,678             587,779
     342,669     Advantech Co., Ltd. ...................................                             436,321             753,736
           1     Compal Electronics, Inc. ..............................                                   1                   1
                                                                                            ----------------      --------------
                                                                                                     986,000           1,341,516
                                                                                            ----------------      --------------
                 DIVERSIFIED FINANCIAL SERVICES                                  1.55%
   1,535,827     Chinatrust Financial Holding Co. ......................                           1,003,275           1,192,444
                                                                                            ----------------      --------------
                 ELECTRONIC COMPONENTS - MISCELLANEOUS                           2.00%
         480     AU Optronics Corp. ....................................                                 616                 607
     355,562     HON HAI Precision Industry ............................                           1,030,503           1,536,637
                                                                                            ----------------      --------------
                                                                                                   1,031,119           1,537,244
                                                                                            ----------------      --------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS          COST                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 TAIWAN (CONTINUED)
                 OIL REFINING & MARKETING                                        0.84%
     353,000     Formosa Petrochemical Corp. .........................                       $       654,926      $      645,998
                                                                                             ---------------      --------------
                 RETAIL - AUTOMOBILE                                             0.62%
     191,000     Hotai Motor Co., Ltd ................................                               429,959             472,497
                                                                                             ---------------      --------------
                 SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS                  5.56%
     700,583     Advanced Semiconductor Engineering, Inc. ............                               474,485             427,013
      90,584     Novatek Microelectronics Corp., Ltd. ................                               376,600             395,528
     914,000     Powerchip Semiconductor Corp. .......................                               590,590             433,143
   1,348,485     Taiwan Semiconductor Manufacturing Co., Ltd. ........                             2,070,788           2,089,958
   1,738,791     United Microelectronics Corp. .......................                             1,103,553             922,476
                                                                                             ---------------      --------------
                                                                                                   4,616,016           4,268,118
                                                                                             ---------------      --------------
                 TRANSPORTATION - MARINE                                         0.30%
     273,000     Sincere Navigation Corp. ............................                               293,533             222,947
                                                                                             ---------------      --------------
                 TOTAL TAIWAN ........................................                            10,370,431          11,237,039
                                                                                             ---------------      --------------
                 THAILAND                                                        3.57%
                 BUILDING PRODUCTS - CEMENT & AGGREGATION                        1.09%
     148,020     Siam Cement PCL .....................................                               468,003             834,529
                                                                                             ---------------      --------------
                 CELLULAR TELECOMMUNICATIONS                                     0.67%
     208,800     Advanced Info Service PCL ...........................                               336,149             511,827
                                                                                             ---------------      --------------
                 COMMERCIAL BANKS - NON-US                                       0.17%
     114,000     Siam Commercial Bank PCL ............................                               154,472             132,038
                                                                                             ---------------      --------------
                 OIL COMPANIES - EXPLORATION & PRODUCTION                        0.93%
      69,700     PTT Exploration & Production PCL ....................                               512,898             717,588
                                                                                             ---------------      --------------
                 REAL ESTATE                                                     0.71%
   2,050,000     Cpn Retail Growth Property Fund+ ....................                               560,035             547,739
                                                                                             ---------------      --------------
                 TOTAL THAILAND ......................................                             2,031,557           2,743,721
                                                                                             ---------------      --------------
                 TOTAL COMMON STOCKS .................................                            52,795,054          75,149,293
                                                                                             ---------------      --------------

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Schedule of Investments (concluded)

PREFERRED STOCK (0.66% of holdings)

NUMBER                                                                        PERCENT OF
OF SHARES        SECURITY                                                     NET ASSETS           COST                VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 THAILAND                                                        0.66%
                 COMMERCIAL BANKS - NON-US                                       0.66%
     444,205     Siam Commercial Bank PCL - 5.25% Preferred ............                     $       151,803      $      509,047
                                                                                             ---------------      --------------
                 TOTAL THAILAND ........................................                             151,803             509,047
                                                                                             ---------------      --------------

                 TOTAL PREFERRED STOCK .................................                             151,803             509,047
                                                                                             ---------------      --------------

                 TOTAL STOCK INVESTMENTS ...............................        98.56%       $    52,946,857      $   75,658,340
                                                                                             ---------------      --------------

REPURCHASE AGREEMENT (0.03% of net assets)

PRINCIPAL                                                                     PERCENT OF
AMOUNT           SECURITY                                                     NET ASSETS           COST                VALUE
--------------------------------------------------------------------------------------------------------------------------------
                 UNITED STATES                                                   0.03%
                 COMMERCIAL BANKS                                                0.03%
    $ 21,854     State Street Bank, 1.20%, dated 10/31/05,                                   $        21,854      $       21,854
                 due 11/01/05, proceeds at maturity $21,855
                 (Collateralized by $25,000 FNMA, 6%,
                 due 5/15/2008, Market Value $26,481)

                 TOTAL UNITED STATES ...................................                              21,854              21,854
                                                                                             ---------------      --------------

                 TOTAL REPURCHASE AGREEMENT ............................                              21,854              21,854
                                                                                             ---------------      --------------

                 TOTAL INVESTMENTS++ ...................................        98.59%       $    52,968,711          75,680,194
                                                                                             ===============      ==============

                 OTHER ASSETS LESS LIABILITIES .........................         1.41%                                 1,080,838
                                                                                                                  --------------

                 NET ASSETS ............................................       100.00%                            $   76,761,032
                                                                                                                  ==============

This Schedule of Investments reflects each company's country of domicile. The companies may also be subject to the risks of other countries.

FOOTNOTES AND ABBREVIATIONS
                  ADR -  American Depository Receipts
                  +      Non-income producing security.
                  ++     As of October 31, 2005 aggregate cost for federal
                         income tax purposes was $53,213,113.
                         The aggregate gross unrealized appreciation
                         (depreciation) for all securities was as follows:
                            Excess of value over tax cost       $ 23,691,871
                            Excess of tax cost over value         (1,224,790)
                                                                ------------
                                                                $ 22,467,081
                                                                ============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Statement of Assets and Liabilities

ASSETS
Investments, at value (Cost $52,968,711) ...............................................   $   75,680,194
Cash (including $1,078,011 of foreign currency holdings with a cost of $1,074,415) .....        1,093,662
Receivables:
   Securities sold .....................................................................          843,238
   Dividends ...........................................................................           21,698
Prepaid expenses .......................................................................            4,062
                                                                                           --------------
                  TOTAL ASSETS .........................................................       77,642,854
                                                                                           --------------
LIABILITIES
Due to Investment Manager ..............................................................           70,840
Due to Administrator ...................................................................           14,168
Due to Directors .......................................................................            3,200
Accrued expenses .......................................................................          212,609
Deferred foreign withholding taxes payable .............................................          581,005
                                                                                           --------------
                  TOTAL LIABILITIES ....................................................          881,822
                                                                                           --------------
                  NET ASSETS ...........................................................   $   76,761,032
                                                                                           ==============

                  NET ASSET VALUE PER SHARE
                  ($76,761,032/5,712,491 SHARES ISSUED AND OUTSTANDING) ................   $        13.44
                                                                                           ==============
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
   (100,000,000 shares authorized) .....................................................   $       20,515
Paid-in capital ........................................................................      277,305,256
Cost of 14,802,493 shares repurchased ..................................................     (134,766,468)
Accumulated net realized loss on investments ...........................................      (87,941,013)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies
   (net of deferred foreign withholding taxes of $581,005) .............................       22,142,742
                                                                                           --------------
                                                                                           $   76,761,032
                                                                                           ==============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

                                                              FOR THE YEAR ENDED
Statement of Operations                                         OCTOBER 31, 2005

INVESTMENT INCOME
Dividends (net of taxes withheld of $272,763) ..........................................   $    2,134,101
Interest ...............................................................................           16,130
                                                                                           --------------
                  TOTAL INVESTMENT INCOME ..............................................        2,150,231
                                                                                           --------------
EXPENSES
Management fees .............................................   $   837,359
Legal fees ..................................................       307,643
Administration fees .........................................       167,036
Custodian fees ..............................................       138,586
Audit and tax fees ..........................................        90,149
Printing ....................................................        67,927
Insurance ...................................................        32,183
Directors' fees .............................................        29,762
Transfer agent fees .........................................        23,290
NYSE fees ...................................................        20,382
ICI fees ....................................................         3,161
Interest expense ............................................           749
Miscellaneous ...............................................        25,187
                                                                -----------
                  TOTAL EXPENSES .......................................................        1,743,414
                                                                                           --------------
                  NET INVESTMENT INCOME ................................................          406,817
                                                                                           --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN
FOREIGN CURRENCIES:
Net realized gain (loss) from:
   Security transactions (net of capital gains tax of $222,990) ........................       10,509,132
   Foreign currency related transactions ...............................................         (243,814)
                                                                                           --------------
                                                                                               10,265,318
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign
   currencies (net of change in deferred foreign withholding taxes of $191,204) ........        5,804,706
                                                                                           --------------
Net realized and unrealized gain on investments, foreign currency holdings and
   translation of other assets and liabilities denominated in foreign currencies .......       16,070,024
                                                                                           --------------
Net increase in net assets resulting from operations ...................................   $   16,476,841
                                                                                           ==============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Statements of Changes in Net Assets

                                                                                        FOR THE YEAR       FOR THE YEAR
                                                                                            ENDED              ENDED
                                                                                      OCTOBER 31, 2005   OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income .............................................................   $        406,817   $        567,795
Net realized gain on investments and foreign currency related transactions ........         10,265,318          9,440,094
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of other assets and liabilities
   denominated in foreign currencies ..............................................          5,804,706         (5,999,582)
                                                                                      ----------------   ----------------
Net increase in net assets resulting from operations ..............................         16,476,841          4,008,307
                                                                                      ----------------   ----------------
DISTRIBUTION TO SHAREHOLDERS
Net investment income ($0.00 and $0.07 per share, respectively) ...................                 --           (602,747)
                                                                                      ----------------   ----------------
Decrease in net assets resulting from distributions ...............................                 --           (602,747)
                                                                                      ----------------   ----------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Repurchase Offers (1,300,950 and 1,597,225 shares, respectively) (net of repurchase fees of $336,904 and $358,879, respectively)
   (including expenses of $236,680 and $271,043, respectively) ....................        (16,744,957)       (17,856,056)
                                                                                      ----------------   ----------------
Net decrease in net assets resulting from capital share transactions ..............        (16,744,957)       (17,856,056)
                                                                                      ----------------   ----------------
Total decrease in net assets ......................................................           (268,116)       (14,450,496)

NET ASSETS
Beginning of year .................................................................         77,029,148         91,479,644
                                                                                      ----------------   ----------------
End of year (including undistributed net investment income of $0 and $8,244,
   respectively) ..................................................................   $     76,761,032   $     77,029,148
                                                                                      ================   ================

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                  ENDED          ENDED          ENDED          ENDED          ENDED
                                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                  2005           2004           2003           2002           2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ......   $      10.98   $      10.62   $       7.65   $       6.89   $       9.55
                                              ------------   ------------   ------------   ------------   ------------
Net investment income .....................           0.06 1         0.07 1         0.05 1         0.01 1         0.03
Net realized and unrealized gains
   (losses) on investments, foreign
   currency holdings, and translation
   of other assets and liabilities
   denominated in foreign
   currencies 2 ...........................           2.38           0.35           2.87           0.60          (2.42)
                                              ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from
   investment operations ..................           2.44           0.42           2.92           0.61          (2.39)
                                              ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
Dividends from net investment
   income .................................             --          (0.07)            --             --          (0.29)
                                              ------------   ------------   ------------   ------------   ------------
Total dividends and distributions .........             --          (0.07)            --             --          (0.29)
                                              ------------   ------------   ------------   ------------   ------------
Capital share transactions
   Anti-dilutive effect of Tender Offer ...             --             --             --           0.14             --
   Anti-dilutive effect of Repurchase
      Offer ...............................           0.02           0.01           0.05           0.01             --
   Anti-dilutive effect of Share Repurchase
      Program .............................             --             --             --             -- 4         0.02
                                              ------------   ------------   ------------   ------------   ------------
Total capital share transactions ..........           0.02           0.01           0.05           0.15           0.02
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period ............   $      13.44   $      10.98   $      10.62   $       7.65   $       6.89
                                              ============   ============   ============   ============   ============
Per share market value, end of period .....   $      12.91   $      10.02   $      10.30   $       6.77   $       5.79
TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE 3 ......................          28.84%         (2.13)%        52.14%         16.93%        (15.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s) .......   $     76,761   $     77,029   $     91,480   $    100,438   $    134,112
Ratios of expenses to average net assets ..           2.08%          1.99%          1.95%          1.78%          1.58%
Ratios of net investment income
   to average net assets ..................           0.49%          0.65%          0.60%          0.06%          0.31%
Portfolio turnover ........................          40.79%         39.79%         33.10%         41.32%         28.98%

See page 15 for footnotes.

                                                      THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

1    Based on average shares outstanding throughout the period.

2 Net of deferred foreign withholding taxes of $0.03, less than $0.01, $0.03, less than $0.01 and $0.06 per share for the years ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

3 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Past performance is not a guarantee of future results.

4    Less than $0.01 per share.

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Notes to Financial Statements

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

     (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
    (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

REPURCHASE AGREEMENTS. The Fund enters into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Notes to Financial Statements (continued)

receivable from foreign securities is evaluated periodically,  and any resulting
allowances   for   uncollectible   amounts  are   reflected   currently  in  the
determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At October 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Book and tax ordinary income ................................                     $              0
                                                                                  ----------------
Tax basis capital loss carryover ............................    $  (87,696,612)
Plus/less: cumulative timing differences - wash sales .......          (244,401)
                                                                 --------------
Book basis accumulated capital loss .........................                          (87,941,013)
                                                                                  ----------------
Book unrealized foreign exchange loss .......................                                4,291
                                                                                  ----------------
Book unrealized appreciation on foreign currencies ..........                                3,596
                                                                                  ----------------
Tax basis unrealized appreciation ...........................        22,471,459
Plus/less: cumulative timing differences - wash sales .......           244,401
                                                                 --------------
Book basis unrealized appreciation ..........................                           22,715,860
Deferred foreign withholding tax ............................                             (581,005)
                                                                                  ----------------
Net assets (excluding paid in capital) ......................                     $    (65,798,271)
                                                                                  ================

The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales and deferred foreign withholding tax.

Net asset value ...............................................................   $     76,761,032
Paid in capital ...............................................................       (142,559,303)
                                                                                  ----------------
Net assets (excluding paid in capital) ........................................   $    (65,798,271)
                                                                                  ================

At October 31, 2005, the Fund had a net capital loss carryover of $87,696,612, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $72,482,023 will expire in the year 2006, $8,437,899 will expire in the year 2009, $3,353,570 will expire in 2010 and $3,423,120 will expire in 2011. To the extent that capital gains are so offset, such gains will not be distributed. During the year ended October 31, 2005, the Fund utilized capital loss carryforwards amounting to $10,459,549.

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Notes to Financial Statements (continued)

The tax character of dividends and distributions declared during the years ended October 31, 2005 and October 31, 2004 were as follows:

                                   2005               2004
                                ---------          ---------
      Ordinary Income           $       0          $ 602,747
                                ---------          ---------
      Total                     $       0          $ 602,747
                                =========          =========

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Notes to Financial Statements (continued)

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 2005, the Fund reclassified $406,817 from accumulated net realized loss on investments to accumulated net investment income as a result of permanent book and tax differences relating primarily to realized foreign currency losses. The Fund also reclassified $8,244 from accumulated net investment income to paid-in capital as a result of permanent tax differences relating to the net operating income for the year ended October 31, 2004. Net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Advantage Advisers, Inc. ("Advantage"), a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer & Co. Inc. ("Oppenheimer"), serves as the Fund's Investment Manager under the terms of a management agreement dated June 5, 2003 (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the year ended October 31, 2005, these fees amounted to $837,359.

Oppenheimer, a registered investment advisor and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., serves as the Fund's administrator (the "Administrator") pursuant to an administration agreement dated June 5, 2003. The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 2005, these fees amounted to $167,036.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the independent directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $33,127,663 and $50,444,687, respectively, for the year ended October 31, 2005.

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Notes to Financial Statements (continued)

During the year ended October 31, 2005, the results of the four quarterly repurchase offers were as follows:

                                          REPURCHASE          REPURCHASE        REPURCHASE          REPURCHASE
                                           OFFER #9           OFFER #10         OFFER #11           OFFER #12
------------------------------------------------------------------------------------------------------------------
Commencement Date                      December 23, 2004    March 30, 2005    June 24, 2005     September 23, 2005
------------------------------------------------------------------------------------------------------------------
Expiration Date                        January 14, 2005     April 15, 2005    July 15, 2005     October 14, 2005
------------------------------------------------------------------------------------------------------------------
Repurchase Offer Date                  January 21, 2005     April 29, 2005    July 22, 2005     October 21, 2005
------------------------------------------------------------------------------------------------------------------
% of Issued and Outstanding Shares
of Common Stock                        5%                   5%                5%                5%
------------------------------------------------------------------------------------------------------------------
Shares Validly Tendered                2,067,018.2378       2,015,544.2378    1,414,680.2378    1,220,554.2378
------------------------------------------------------------------------------------------------------------------
Final Pro-ration Odd Lot Shares        14,617.0000          16,780.0000       20,371.0000       6,343.0000
------------------------------------------------------------------------------------------------------------------
Final Pro-ration Non-Odd Lot Shares    2,052,401.2378       1,998,764.2378    1,394,309.2378    1,214,211.2378
------------------------------------------------------------------------------------------------------------------
% of Non-Odd Lot Shares Accepted       16.37382%            15.96170%         21.23700%         24.23892%
------------------------------------------------------------------------------------------------------------------
Shares Accepted for Tender             350,672              333,138           316,482           300,657
------------------------------------------------------------------------------------------------------------------
Net Asset Value as of Repurchase
Offer Date ($)                         12.23                12.42             13.71             13.57
------------------------------------------------------------------------------------------------------------------
Repurchase Fee per Share ($)           0.2446               0.2484            0.2742            0.2714
------------------------------------------------------------------------------------------------------------------
Repurchase Offer Price ($)             11.9854              12.1716           13.4358           13.2986
------------------------------------------------------------------------------------------------------------------
Repurchase Fee ($)                     85,775               82,752            86,779            81,598
------------------------------------------------------------------------------------------------------------------
Expenses ($)                           82,282               50,825            66,751            36,822
------------------------------------------------------------------------------------------------------------------
Total Cost ($)                         4,285,226            4,105,647         4,318,940         4,035,138
------------------------------------------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Notes to Financial Statements (continued)

During the year ended October 31, 2004, the results of the four quarterly repurchase offers were as follows:

                                          REPURCHASE          REPURCHASE        REPURCHASE          REPURCHASE
                                           OFFER #5            OFFER #6          OFFER #7            OFFER #8
------------------------------------------------------------------------------------------------------------------
Commencement Date                      December 26, 2003    March 26, 2004    June 25, 2004     September 24, 2004
------------------------------------------------------------------------------------------------------------------
Expiration Date                        January 16, 2004     April 16, 2004    July 16, 2004     October 15, 2004
------------------------------------------------------------------------------------------------------------------
Repurchase Offer Date                  January 23, 2004     April 23, 2004    July 23, 2004     October 22, 2004
------------------------------------------------------------------------------------------------------------------
% of Issued and Outstanding Shares
of Common Stock                        5%                   5%                5%                5%
------------------------------------------------------------------------------------------------------------------
Shares Validly Tendered                1,459,130.6002       2,609,905.2003    2,552,812.2062    2,478,511.6639
------------------------------------------------------------------------------------------------------------------
Final Pro-ration Odd Lot Shares        10,744.1907          47,448.4154       140,434.0191      31,206.4261
------------------------------------------------------------------------------------------------------------------
Final Pro-ration Non-Odd Lot Shares    419,789.0000         361,558.2056      248,122.2819      337,922.0000
------------------------------------------------------------------------------------------------------------------
% of Non-Odd Lot Shares Accepted       28.96825%            13.93511%         10.28540%         13.80784%
------------------------------------------------------------------------------------------------------------------
Shares Accepted for Tender             430,533              409,007           388,556           369,128
------------------------------------------------------------------------------------------------------------------
Net Asset Value as of Repurchase
Offer Date ($)                         11.86                12.03             10.05             10.87
------------------------------------------------------------------------------------------------------------------
Repurchase Fee per Share ($)           0.2372               0.2406            0.2010            0.2174
------------------------------------------------------------------------------------------------------------------
Repurchase Offer Price ($)             11.6228              11.7894           9.8490            10.6526
------------------------------------------------------------------------------------------------------------------
Repurchase Fee ($)                     102,123              98,407            78,100            80,249
------------------------------------------------------------------------------------------------------------------
Expenses ($)                           93,229               106,490           59,045            12,279
------------------------------------------------------------------------------------------------------------------
Total Cost ($)                         5,097,231            4,928,432         3,885,936         3,944,456
------------------------------------------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

                                                                OCTOBER 31, 2005

Notes to Financial Statements (concluded)

NOTE D: QUARTERLY REPURCHASE OFFERS

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each quarterly offer, and will be between 5% and 25% of the Fund's then outstanding shares.

NOTE E: OTHER

At October 31, 2005, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE F: SUBSEQUENT EVENTS

On November 8, 2005, the Fund's Board of Directors appointed Blackstone Asia Advisors L.L.C. ("Blackstone Advisors") to serve as the Fund's interim investment manager upon the expiration of the Fund's existing arrangements with Advantage on December 4, 2005. The Board of Directors also approved a new investment management agreement between the Fund and Blackstone Advisors which will be submitted to stockholders for approval. The interim agreement will remain in effect until the earlier of (i) stockholder approval of the new agreement and (ii) May 3, 2006. There will be no increase in management fees under the new agreements with Blackstone Advisors. The Board of Directors also appointed Blackstone Administrative Services Partnership L.P. to serve as the Fund's administrator pursuant to an administration agreement effective December 4, 2005.

                                                      THE ASIA TIGERS FUND, INC.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
300 Madison Avenue
New York, New York
November 30, 2005

THE ASIA TIGERS FUND, INC.

The following sections of this Annual Report are not a part of the audited financial statements.

Continuation of the Management Agreement

The Investment Company Act of 1940, as amended, requires that the Fund's Board of Directors, including a majority of its Directors who are not affiliated with the Fund's investment adviser (the "Independent Directors") voting separately, approve the Fund's advisory agreement and the related fees for its initial term and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement's approval or continuation. At a meeting held in person on May 17, 2005, the Board discussed the Fund's Management Agreement (the "Agreement"), dated June 3, 2003, between the Fund and Advantage Advisers, Inc. ("Advantage"). At the meeting, the Board, including the Independent Directors, unanimously agreed to renew the Agreement for a six-month term, or through December 4, 2005. In making this decision, the Independent Directors were represented by independent counsel who assisted them in their deliberations prior to and during the Board meeting and in the meeting's executive session.

In considering whether to continue the Fund's Agreement, the Independent Directors had undertaken certain actions in order to gather information, including the formation of a joint committee of the Boards of various Oppenheimer funds and participation in joint meetings of various Oppenheimer funds to identify issues and discuss developments and to provide Oppenheimer with an opportunity to respond to the Boards' inquiries. In addition, the joint committee and the Independent Directors conducted interviews of certain key personnel of Oppenheimer and the Fund's service providers, including the Fund's portfolio manager, during which the Independent Directors discussed, among other things, the portfolio manager's employment arrangements with Oppenheimer. The Independent Directors also previously raised a number of issues with the Chairman of Oppenheimer Holdings Inc., the ultimate parent of Advantage, including certain matters relating to the Fund and Oppenheimer's business strategy with respect to the Fund, all matters to which the Chairman of Oppenheimer responded.

In addition, the Board reviewed materials provided by Advantage, which included, among other things, Oppenheimer's business, personnel and operations, services, compensation by the Fund and compliance activities, as well as information regarding the Fund's investment performance and expenses compared to other funds with investment objectives and policies similar to those of the Fund, as well as compared to the benchmark index and an analysis of the profitability of the investment advisory relationship to Advantage. Fund counsel also provided a memorandum outlining the legal duties of the Board, and information regarding compliance matters relating to Advantage were also provided to the Board by Advantage.

The Board considered factors relating to both the selection of Advantage and the approval of the fees when reviewing the Agreement. In particular, the Board considered the following:

(i) THE QUALIFICATIONS OF ADVANTAGE, INCLUDING THE NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED AND THE INVESTMENT PERFORMANCE OF THE FUND AND
ADVANTAGE: First, the Directors reviewed the services that Advantage provides to the Fund, including, but not limited to, making the day-to-day decisions for investing the Fund's assets in accordance with the Fund's objectives and policies and investment

                                                      THE ASIA TIGERS FUND, INC.

restrictions, subject to the supervision and direction of the Board. The Directors also listened to a report by the portfolio manager detailing (i) information regarding Advantage's management of the Fund's portfolio; (ii) the Fund's performance; and (iii) an analysis of the advisory fees paid by the Fund. The Chairman of the Fund and the portfolio manager discussed the Fund's performance (on an absolute and relative basis), the expenses borne by the Fund, the nature and quality of the advisory and administrative services rendered to the Fund by Advantage and certain expenses borne by Advantage in its management of the Fund and compared the advisory fees paid by the Fund to those paid by the Fund's peer group. The Board also considered the fact that Advantage also makes available research and statistical data to the Fund, as well as monitors the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian.

In addition, the Directors considered the education, background and experience of the personnel and management teams at Advantage, and in particular, the track record of the portfolio manager. Among other things, they took into consideration the favorable history of the portfolio manager for the Fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the Fund. The Directors also considered Advantage's employee turnover, compensation and budget structure and its ability to attract and retain quality and experienced personnel. They considered the quality of the support provided by Oppenheimer and its affiliates to the Fund. The Directors also considered Advantage's investment philosophy with respect to the Fund and the investment outlook for the Fund. The Directors concluded that they were satisfied with the services that had been provided to the Fund by Advantage.

(ii) THE REASONABLENESS OF THE ADVISORY FEES: The Directors reviewed the past investment performance of the Fund and Advantage, as well as the past investment performance of the Fund's peers. In particular, the Directors focused on the analysis of the Fund's performance in the materials provided by Advantage, noting that the Fund's performance was comparable with that of its peer group, and that the Fund outperformed its benchmark over the last three years, the last five years and since inception for both annualized and cumulative returns. Further, the Fund's performance was strong over the last three years in absolute terms. The Directors recognized that past performance is not an indicator of future performance, but concluded that Advantage had the necessary expertise to continue to manage the Fund in accordance with its investment objectives and strategies.

The Directors next considered the costs of the services provided by Advantage. As part of their analysis, the Directors gave substantial consideration to the comparisons of fees and expense ratios of the Fund as described in the materials provided by Advantage. Under the Agreement, the Fund pays to Advantage a monthly fee computed at the annual rate of 1.00% of the Fund's average weekly net assets.

In reviewing the investment advisory fees, the Directors noted that the Fund's fee was slightly above average when compared to those of its peer group. The Directors noted that the Fund's expense ratio was comparable with those of its peer group. The Directors also considered the other benefits to

THE ASIA TIGERS FUND, INC.

Advantage and its affiliates from the relationship with the Fund, including, among others, the administration fees paid to Oppenheimer. Further, the Directors considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund's shareholders. The Board determined that the current amount and structure of the fee is appropriate and noted that the Fund's assets had recently been declining as a result of its interval fund structure.

(iii) THE OPERATING EXPENSES OF THE FUND: The Directors reviewed the operating expenses of the Fund, on an absolute basis and as compared to those of its principal peer group. The Directors noted that, as described in the materials provided by Advantage, the annualized expense ratio had slightly increased in 2004 as compared to 2003 due, in part, to the decreased assets of the Fund. The Directors also reviewed payments made by the Fund to its affiliates, including Oppenheimer, for various services. The Directors concluded that the expenses of the Fund were reasonable.

(iv) PORTFOLIO TRANSACTIONS: The Directors considered the policies and practices of the Fund and Advantage in effecting portfolio transactions. The Directors considered the Fund's general policies with respect to brokerages, including payment levels, allocation policies among clients and use of soft dollars, as described in the materials provided by Advantage, and discussed whether the transactions were carried out competently and within the scope of applicable governmental and Fund policy limitations. The Directors also considered the Fund's transactions with affiliates, portfolio turnover rates, the recapture of brokerage commissions and the consideration of research services in placing portfolio transactions. The Directors took into consideration other benefits to be derived by Advantage in connection with the Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that Advantage would be eligible to receive by allocating the Fund's brokerage transactions.

(v) ADVANTAGE'S  MANAGEMENT OF OTHER FUNDS AND OTHER  INVESTMENTS AND FEES PAID:
The Directors also considered Advantage's management of other funds and other investment products and the fees paid in those instances, noting that Advantage managed one other registered fund which invested in Asia. The Directors compared both the services rendered and the fees paid under the agreement to the other fund, and the Directors determined that the services and fees were comparable to those being offered under the other contract by Advantage.

(vi) THE PROFITABILITY OF ADVANTAGE AND ITS AFFILIATES WITH RESPECT TO THEIR RELATIONSHIP TO THE FUND: The Directors reviewed information regarding the profitability to Advantage of its relationship with the Fund. The Board considered the level of Advantage's profits and whether the profits were reasonable for Advantage. The profitability analysis took into consideration fall out benefits from Advantage's relationship with the Fund, including fees paid to Advantage under the Agreement and under the Administration Agreement. The Directors found that the profits realized by Advantage from its relationship with the Fund were reasonable and consistent with fiduciary duties.

                                                      THE ASIA TIGERS FUND, INC.

Continuation of the Management Agreement (concluded)

The Board also considered possible alternatives to the management arrangement from the standpoint of the Fund and its shareholders. The Directors considered the relative advantages and disadvantages of retaining another investment adviser (or advisers) or hiring internal management to perform all or a part of the advisory, administrative or operational tasks that Advantage and Oppenheimer provide. In connection with their examination of these alternatives, the Directors considered all of the factors described above. The Directors further considered whether the Fund would have the ability on its own to attract, retain and supervise highly qualified personnel and obtain services at least equivalent to those provided by Advantage under the Agreement.

In considering whether to approve the continuation of the Agreement, the Board did not identify nor was any single factor determinative to the decision of the Board. The Board also separately considered the operational, administrative and other services provided to the Fund by Oppenheimer under the Administration Agreement between the Fund and Oppenheimer. The Independent Directors were satisfied with the services provided by Advantage to the Fund and with the investment performance and reasonable expense levels (including advisory fees) of the Fund as well as the general responsiveness of Oppenheimer to the issues raised. On that basis, the Independent Directors believed that the continuation of the Agreement was in the best interests of the Fund and its shareholders. As the Independent Directors' primary interest is the long-term stability of the Fund and in light of the fact that there is no employment contract in place with the Fund's portfolio manager, the Directors determined that it would be appropriate to continue the Agreement for a six month period during which time Oppenheimer would endeavor to reach satisfactory employment or other arrangements for the long-term stable portfolio management of the Fund. The Independent Directors also determined to establish a subcommittee to explore alternatives for the management of the Fund in the event that Oppenheimer was not able to satisfy the Board as to its long term business plan.

SUBSEQUENT DEVELOPMENTS

In August 2005, at a meeting held in person, the Independent Directors considered proposals from four firms, including Oppenheimer, for the management of the Fund. Following that meeting, the Independent Directors indicated their intention to consider an investment advisory arrangement with an affiliate of The Blackstone Group L.P. ("Blackstone") at a subsequent meeting and invited Blackstone to make an additional, more formal presentation. At an in-person meeting on November 8, 2005, the Fund's Board of Directors appointed Blackstone Asia Advisors L.L.C. ("Blackstone Advisors") to serve as the Fund's interim investment manager upon the expiration of the Fund's existing arrangements with Advantage on December 4, 2005. The Board of Directors also approved a new investment management agreement between the Fund and Blackstone Advisors which will be submitted to stockholders for approval. The Fund's portfolio manager for the last six years will continue to be the Fund's portfolio manager under new employment arrangements with Blackstone.

THE ASIA TIGERS FUND, INC.

Results of Annual Meeting of Stockholders (unaudited)

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on February 28, 2005. At the meeting, stockholders elected the nominee proposed for election to the Fund's Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I.    ELECTION OF DIRECTORS

                                               NON-VOTING    TOTAL VOTING AND
   NOMINEE         VOTES FOR   VOTES WITHHELD    SHARES     NON-VOTING SHARES
   --------------  ---------   --------------  ----------   -----------------
   Leslie H. Gelb  4,766,303       99,405           0           4,865,708
   Luis F. Rubio   4,767,583       98,125           0           4,865,708

At October 31, 2005, in addition to Leslie H. Gelb and Luis F. Rubio, the other directors of the Fund were as follows:

   Lawrence K. Becker
   Bryan McKigney
   Jeswald W. Salacuse

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund's toll free number at 1-800-421-4777 and at the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, 2005 is available, without charge, upon request, by calling the Fund's toll free number at 1-800-421-4777 and at the Securities and Exchange Commission website at http://www.sec.gov.

The Fund's CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund's Form N-CSR filed with the SEC, for the period of this report.

                                                      THE ASIA TIGERS FUND, INC.

INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

The business and affairs of The Asia Tigers Fund, Inc. (the "Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND
                                                                                                     COMPLEX
                                                  TERM OF                                          OVERSEEN BY          OTHER
                                POSITION         OFFICE AND                                          DIRECTOR        TRUSTEESHIPS/
                                  WITH           LENGTH OF           PRINCIPAL OCCUPATION(S)        (INCLUDING       DIRECTORSHIPS
NAME, ADDRESS AND AGE            FUND 1        TIME SERVED 1           DURING PAST 5 YEARS           THE FUND)    HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
  Lawrence K. Becker         Director,        Since 2003         Private Investor, Real Estate          11        None
                             Member of the                       Investment Management (July
  8039 Harbor View Terrace   Audit and                           2003-Present); Vice President
  Brooklyn, NY 11209         Nominating                          - Controller/Treasurer,
                             Committees,                         National Financial Partners
  Age: 50                    Class III                           (2000- 2003); Managing
                                                                 Director -
                                                                 Controller/Treasurer,
                                                                 Oppenheimer Capital - PIMCO
                                                                 (1981-2000).
-----------------------------------------------------------------------------------------------------------------------------------
  Leslie H. Gelb             Director and     Since 1994         President Emeritus, The                 2        Britannica.com;
                             Member of                           Council on Foreign Relations                     Director of 34
  The Council on Foreign     the Audit and                       (2003-Present); President, The                   registered
  Relations                  Nominating                          Council on Foreign Relations                     investment
  58 East 68th Street        Committees,                         (1993-2003); Columnist                           companies advised
  New York, NY 10021         Class I                             (1991-1993), Deputy Editorial                    by Salomon
                                                                 Page Editor (1985-1990) and                      Brothers Asset
  Age: 68                                                        Editor, Op-Ed Page                               Management
                                                                 (1988-1990), THE NEW YORK                        ("SBAM").
                                                                 TIMES.
-----------------------------------------------------------------------------------------------------------------------------------
  Luis F. Rubio              Director and     Since 1999         President, Centro de                   11        None
                             Member of                           Investigacion para el
  Jaime Balmes No. 11, D-2   the Audit and                       Desarrollo, A.C. (Center of
  Los Morales Polanco        Nominating                          Research for Development)
  Mexico, D.F. 11510         Committees,                         (2002-Present); Director
                             Class I                             General, Centro de
  Age: 50                                                        Investigacion para el
                                                                 Desarrollo, A.C. (Center of
                                                                 Research for Development)
                                                                 (1984-2002); frequent
                                                                 contributor of op-ed pieces to
                                                                 THE LOS ANGELES TIMES and THE
                                                                 WALL STREET JOURNAL.
-----------------------------------------------------------------------------------------------------------------------------------
  Jeswald W. Salacuse        Director,        Since 1993         Henry J. Braker Professor of            2        Director of 34
                             Member of                           Commercial Law, The Fletcher                     registered
  The Fletcher School of     Audit                               School of Law & Diplomacy                        investment
  Law & Diplomacy            Committee                           (1986-Present); Dean, The                        companies advised
  at Tufts University,       and Chairman                        Fletcher School of Law &                         by SBAM.
  Medford, MA 02155          of Nominating                       Diplomacy, Tufts University
                             Committee,                          (1986-1994).
  Age: 68                    Class II
-----------------------------------------------------------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND
                                                                                                     COMPLEX
                                                 TERM OF                                            OVERSEEN BY          OTHER
                                POSITION       OFFICE AND                                            DIRECTOR       TRUSTEESHIPS/
                                  WITH          LENGTH OF            PRINCIPAL OCCUPATION(S)        (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS AND AGE            FUND 1       TIME SERVED 1            DURING PAST 5 YEARS           THE FUND)     HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
  Bryan McKigney             President,       Since 1999         Managing Director, Oppenheimer          2        None
                             Director and                        Asset Management(June 2003-
  90 Broad Street            Chairman of                         Present); Managing Director
  New York, NY 10004         the Board                           (2000-June 2003) and Executive
                                                                 Director (1993- 2000), CIBC
  Age: 47                                                        World Markets Corp.; Managing
                                                                 Director, CIBC Oppenheimer
                                                                 Advisers, L.L.C. and
                                                                 Advantage; President of The
                                                                 India Fund, Inc.; and
                                                                 formerly, Vice President and
                                                                 Division Executive, Head of
                                                                 Derivative Operations
                                                                 (1986-1993).
-----------------------------------------------------------------------------------------------------------------------------------
                                             EXECUTIVE OFFICER(S) WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
  Alan E. Kaye               Treasurer        Since 1999         Senior Vice President,                None       None
                                                                 Oppenheimer Asset Management
  90 Broad Street                                                since June 2003 and Executive
  New York, NY 10004                                             Director (1995- June 2003),
                                                                 CIBC World Markets Corp.;
  Age: 54                                                        formerly, Vice President,
                                                                 Oppenheimer & Co., Inc.
                                                                 (1986-1994).
-----------------------------------------------------------------------------------------------------------------------------------
  Deborah Kaback             Secretary        Since 2003         Senior Vice President and             None       None
                                                                 Senior Counsel, Oppenheimer
  200 Park Avenue                                                Asset Management Inc. since
  24th Floor                                                     June 2003; Executive Director,
  New York, NY 10166                                             CIBC World Markets Corp.
                                                                 (August 2001-June 2003); Vice
  Age: 54                                                        President and Senior Counsel,
                                                                 Oppenheimer Funds Inc.
                                                                 (November 1999-August 2001);
                                                                 Senior Vice President,
                                                                 Oppenheimer Capital (April
                                                                 1989-November 1999).
-----------------------------------------------------------------------------------------------------------------------------------

1 The Fund's Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2006, and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund will pass through foreign source income of $435,766 and foreign taxes paid of $435,766.

For taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.

                                                      THE ASIA TIGERS FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts

THE ASIA TIGERS FUND, INC.

to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members

                                                      THE ASIA TIGERS FUND, INC.

Dividends and Distributions (unaudited) (concluded)

of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 01581.

                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

May 2003

THE ASIA TIGERS FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc., a subsidiary of Oppenheimer Asset Management Inc.

ADMINISTRATOR:
Oppenheimer & Co. Inc.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.                                       The Asia Tigers Fund, Inc.

CUSTODIAN:
State Street Corporation

The Fund's Statement of Additional                       Annual Report
Information includes additional                        October 31, 2005
information about the Fund and is
available without charge, upon request by calling (800) 421-4777.

The Fund has adopted the Investment
Manager's proxy voting policies and
procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 421-4777 or by visiting the
Securities and Exchange Commission's
website at www.sec.gov.

The Fund files its complete schedule of
portfolio holdings wih the Securities and
Exchange Commission for the first and
third quarters of its fiscal year on Form
N-Q. You may obtain a copy of these
filings by visiting the Securities and
Exchange Commission's website at
www.sec.gov or its Public Reference Room
in Washington, D.C. Information on the
operation of the Public Reference Room may         ADVANTAGE ADVISERS, INC.
be obtained by calling (800) SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.



ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as non-interested Director of the audit committee at a meeting of the board of directors held on October 23, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $71,500 for 2005 and $68,500 for 2004.

AUDIT-RELATED FEES

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

TAX FEES

      (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $45,100 for 2005 and $34,645 for 2004.

ALL OTHER FEES

      (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                           THE ASIA TIGERS FUND, INC.

                              THE INDIA FUND, INC.

                      AUDIT COMMITTEE PRE-APPROVAL POLICIES

                         As adopted on October 26, 2004

      The Audit Committee (the "Committee") of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a "Fund") must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund's independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant's independence. That evaluation will be based on several factors, including:

            o a review of the nature of the professional services expected to be provided;

            o the fees to be charged in connection with the services expected to be provided;

            o a review of the safeguards put into place by the accounting firm to safeguard indepenndence; and

            o     periodic meetings with the accounting firm.

I.    POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

      On an annual basis, the Fund's Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund's independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.

      In addition to the Committee's pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the "SEC").

      A.    AUDIT SERVICES

      The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

         o annual Fund financial statement audits (including applicable internal control reports);

         o  seed audits (related to new product filings, as required);

         o  semiannual financial statement reviews (if applicable); and

         o SEC and regulatory filings and consents issued in connection with any of the above;

      B.    AUDIT-RELATED SERVICES

      The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm's independence:

         o  accounting consultations;

         o  Fund merger support services;

         o  agreed-upon procedure reports;

         o  attestation reports;

         o SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

         o  comfort letters; and

         o internal control reports (other than issued pursuant to annual Fund financial statement audits).

      Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the "Investment Company Act"), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

      C.    TAX SERVICES

      The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund's independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm's independence:

         o federal, state and local income tax compliance as well as sales and use tax compliance;

         o  timely "regulated investment company" qualification reviews;

         o  tax distribution analysis and planning;

         o  tax authority examination services;

         o  tax appeals support services;

         o  accounting methods studies;

         o  Fund merger support services; and

         o  other tax consulting services and related projects.

      Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

      C.    PROSCRIBED SERVICES

      The Fund's independent accountants will not render services in the following categories of non-audit services:

         o bookkeeping or other services related to the accounting records or financial statements of the Fund;

         o  financial information systems design and implementation;

         o appraisal or valuation services, fairness opinions or contribution-in-kind reports;

         o  actuarial services;

         o  internal audit outsourcing services;

         o  management functions or human resources;

         o  broker/dealer, investment adviser or investment banking services;

         o  legal and other expert services unrelated to the audit; and

         o any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

II. PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE INVESTMENT COMPANY COMPLEX

      The Committee will pre-approve annually any permitted non-audit services to be provided to Advantage Advisers, Inc. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the " Investment Manager") and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the "Service Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

      The Committee will also receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.

III.  DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

      With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:

      (1) The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund's independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

      (2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

      (3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.


      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                        (b)   N/A

                        (c)   100%

                        (d)   N/A

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $40,000 for 2005 and $50,000 for 2004.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, and Jeswald W. Salacuse.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                            ADVANTAGE ADVISERS, INC.

                               PROXY VOTING MANUAL

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INTRODUCTION...................................................................1

CHAPTER 1  BOARD OF DIRECTORS..................................................2
         Voting on Director Nominees In Uncontested Elections..................3
         Chairman and CEO are the same person..................................4
         Independence of Directors.............................................5
         Stock Ownership Requirements..........................................6
         Charitable Contributions..............................................7
         Director and Officer Indemnification And Liability Protection.........8
         Size of the Board....................................................10
         Voting on Director Nominees in Contested Elections...................11
         Term Of Office.......................................................12
         Compensation Disclosure..............................................13

CHAPTER 2  AUDITORS...........................................................14
         Ratifying Auditors...................................................15

CHAPTER 3  TENDER OFFER DEFENSES..............................................16
         Poison Pills.........................................................17
         Greenmail............................................................18
         Supermajority Vote...................................................19

CHAPTER 4  MERGERS AND CORPORATE RESTRUCTURING................................20
         Changing Corporate Name..............................................21
         Reincorporation......................................................22

CHAPTER 5  PROXY CONTEST DEFENSES.............................................23
         Board Structure:  Staggered vs. Annual Elections.....................24
         Cumulative Voting....................................................25
         Shareholders' Ability to Call Special Meeting........................26
         Shareholders' Ability to Alter Size of the Board.....................27

CHAPTER 6  MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS......................28
         Confidential Voting..................................................29
         Shareholder Advisory Committees......................................30
         Foreign Corporate Matters............................................31

         Government Service List..............................................32

CHAPTER 7  SOCIAL AND ENVIRONMENTAL ISSUES....................................33
         Energy and Environmental Issues (CERES Principles)...................34
         Northern Ireland (MacBride Principles)...............................35
         Maquiladora Standards and International Operations and Policies......36
         Equal Employment Opportunity And Discrimination......................37
         Animal Rights........................................................38

CHAPTER 8  CAPITAL STRUCTURE..................................................39
         Common Stock Authorization...........................................40
         Blank Check Preferred Stock..........................................41
         Preemptive Rights....................................................42
         Stock Distributions:  Splits and Dividends...........................43
         Stock Splits.........................................................43
         Reverse Stock Splits.................................................44
         Adjustments to Par Value of Common Stock.............................45
         Debt Restructurings..................................................46

CHAPTER 9  EXECUTIVE AND DIRECTOR COMPENSATION................................47
         Director Compensation................................................48
         Shareholder Proposal to Limit Executive and Director Pay.............49
         Employee Stock Ownership Plans (ESOPs)...............................50
         Options Expensing....................................................51
         Golden Parachutes....................................................52
         Proposal to Ban Golden Parachutes....................................53
         Outside Directors' Retirement Compensation...........................54

CHAPTER 10  STATE OF INCORPORATION............................................55
         Control Share Acquisition Statutes...................................56
         Opt-Out of State Takeover Statutes...................................57
         Corporate Restructuring, Spin-Offs Asset Sales, Liquidations.........58

CHAPTER 11  CONFLICTS OF INTEREST.............................................59
         Conflicts............................................................60

CHAPTER 12  GOVERNANCE COMMITTEE AND PROXY MANAGERS...........................62
         Governance Committee.................................................63
         Proxy Managers.......................................................64

CHAPTER 13  SPECIAL ISSUES WITH VOTING FOREIGN PROXIES........................65
         Special Issues with Voting Foreign Proxies...........................66

CHAPTER 14  RECORD KEEPING....................................................67
         Record Keeping.......................................................68

                                  INTRODUCTION

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, Inc., (the "Adviser") is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

                                    CHAPTER 1

                               BOARD OF DIRECTORS

                           VOTING ON DIRECTOR NOMINEES
                            IN UNCONTESTED ELECTIONS

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

      a)    Company performance

      b)    Composition of the board and key board committees

      c)    Attendance at board meetings

      d)    Corporate governance provisions and takeover activity

We may also consider:

      a)    Board decisions concerning executive compensation

      b)    Number of other board seats held by the nominee

      c)    Interlocking directorships

VOTE RECOMMENDATION

                                     It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

                      CHAIRMAN AND CEO ARE THE SAME PERSON

      Shareholders may propose that different persons hold the positions of the chairman and the CEO.

      We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

                            INDEPENDENCE OF DIRECTORS

      Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

VOTE RECOMMENDATION

                                     It is our policy to vote FOR proposals
                                     requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

                          STOCK OWNERSHIP REQUIREMENTS

      Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals that require
                                     director stock ownership.

                            CHARITABLE CONTRIBUTIONS

      Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

VOTE RECOMMENDATION

                                     (Shareholders Proposals)
                                     Vote AGAINST proposals regarding charitable contribution.

      Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                            AND LIABILITY PROTECTION

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals that eliminate
                                     entirely director and officers' liability for monetary damages for violating the duty of care.

                                     Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

                                     Vote FOR only those proposals providing
                                     such expanded coverage in cases when a
                                     director's or officer's legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director's legal expenses would be covered.

The following factors should be considered:

      1. The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

      2. Attracting and retaining the most qualified directors enhances shareholder value.

                                SIZE OF THE BOARD

      Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

VOTE RECOMMENDATION

                                     Vote FOR the board's recommendation to
                                     increase or decrease the size of the board.

The following factors should be considered:

      1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

      2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

               VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

      1.    management's track record

      2.    background to the proxy contest

      3.    qualifications of director nominees

                                 TERM OF OFFICE

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION

                                     Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

      1. An experienced director should not be disqualified because he or she has served a certain number of years.

      2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

      3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

VOTE RECOMMENDATION

                                     (shareholders policy)
                                     Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

      1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

      2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

      3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

                               RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

VOTE RECOMMENDATION

                                     Vote FOR proposal to ratify auditors.

The following factors should be considered:

      1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

      2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

      3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

VOTE RECOMMENDATION

                                     Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

                                     Vote on a CASE-BY-CASE basis regarding
                                     shareholder proposals to redeem a company's poison pill.

                                     Vote on a CASE-BY-CASE basis regarding
                                     management proposals to ratify a poison
                                     pill.

                                    GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

VOTE RECOMMENDATION

                                     Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company's ability to make Greenmail payments

                                     Vote on a CASE-BY-CASE basis regarding
                                     anti-Greenmail proposals when they are
                                     bundled with other charter or bylaw
                                     amendments.

The following factors should be considered:

      1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

VOTE RECOMMENDATIONS

                                     Vote AGAINST management proposals to
                                     require a Supermajority shareholder vote to approve mergers and other significant business combinations.

                                     Vote FOR shareholder proposals to lower
                                     Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

      1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

      2.    Supermajority vote may make action all but impossible.

      3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

VOTE RECOMMENDATION

                                           Vote FOR changing the corporate name.

The following factors should be considered:

      1.    A name of a corporation symbolizes its substance.

      2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

      3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

VOTE RECOMMENDATION

                                     Vote on a CASE-BY-CASE basis, carefully
                                     reviewing the new state's laws and any
                                     significant changes the company makes in its charter and by-laws.

The following factors should be considered:

      1. The board is in the best position to determine the company's need to incorporate.

      2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

      3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS

                                     Vote AGAINST proposals to classify the
                                     board. Vote FOR proposals to repeal
                                     classified boards and to elect all
                                     directors annually.

The following factors should be considered:

      1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals that permit
                                     cumulative voting.

The following factors should be considered:

      1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

      2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

      3.    Cumulative voting can allow a minority to have representation.

      4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals to restrict or
                                     prohibit shareholder ability to call
                                     special meetings.

                                     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

VOTE RECOMMENDATIONS

                                     Vote FOR proposal which seek to fix the
                                     size of the board.

                                     Vote AGAINST proposals which give
                                     management the ability to alter the size of the board without shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

VOTE RECOMMENDATIONS

                                     Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

                                     Vote FOR management proposals to adopt
                                     confidential voting.

The following factors should be considered:

      1. Some shareholders elect to have the board not know how they voted on certain issues.

      2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

      3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals to establish a
                                     shareholder advisory committee.

The following factors should be considered:

      1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

      2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

VOTE RECOMMENDATION

                                     Vote FOR proposals that concern foreign
                                     companies incorporated outside of the
                                     United States.

The following factors should be considered:

      1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

      2. The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

VOTE RECOMMENDATION

                                     Vote AGAINST these proposals which request a list of employees having been employed by the government.

The following factors should be considered:

      1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

      2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

      3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                               (CERES PRINCIPLES)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals requesting that
                                     companies sign the CERES Principles.

The following factors should be considered:

      1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                              (MACBRIDE PRINCIPLES)

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

VOTE RECOMMENDATION

                                     REFRAIN from voting on proposals that
                                     request companies to adopt the MacBride
                                     Principles.

The following factors should be considered:

      1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

      2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                      INTERNATIONAL OPERATIONS AND POLICIES

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

VOTE RECOMMENDATION

                                     ABSTAIN from providing a Vote
                                     Recommendation on proposals regarding the
                                     Maquiladora Standards and international
                                     operating policies.

The following factors should be considered:

      1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

      2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                               AND DISCRIMINATION

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

VOTE RECOMMENDATION

                                     REFRAIN from voting on any proposals
                                     regarding equal employment opportunities and discrimination.

The following factors should be considered:

      1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

VOTE RECOMMENDATION

                                     REFRAIN from making Vote Recommendations on proposals regarding animal rights.

The following factors should be considered:

      1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

      2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

VOTE RECOMMENDATION

                                     Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issue.

                                     Vote AGAINST proposed common share
                                     authorization that increase existing
                                     authorization by more then 100 percent
                                     unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

      1. Is this company going to make frequent business acquisitions over a period of time?

      2.    Is the company expanding its operations?

      3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals authorizing the
                                     creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

      1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

      1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

      2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

                    STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

                                  STOCK SPLITS

The corporation requests authorization for a stock split.

VOTE RECOMMENDATION

                                     Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

                              REVERSE STOCK SPLITS

VOTE RECOMMENDATION

                                     Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

VOTE RECOMMENDATION

                                     Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

      1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

      2. A corporation may be unable to raise capital if the par value is overstated.

                               DEBT RESTRUCTURINGS

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VOTE RECOMMENDATION

                                     It is our policy to vote CASE-BY-CASE on debt restructuring.

The following factors should be considered:

      1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

      2. Change in Control - Will the transaction result in a change of control of the company?

      3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

VOTE RECOMMENDATION

                                     Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

      1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

VOTE RECOMMENDATION

                                     Vote on a CASE-BY-CASE basis.

The following factors should be considered:

      1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

VOTE RECOMMENDATION

                                     Vote FOR proposals to adopt share-based
                                     compensation plans when the following items are involved:

      1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

      2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

      3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                     Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

      1.    Re-load options (new options issued for any exercised).

      2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING

Shareholder proposal to expense options.

VOTE RECOMMENDATION

                                     It is our policy to vote FOR proposals to expense options.

                                GOLDEN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

VOTE RECOMMENDATION

                                     Vote FOR proposals which seek to limit
                                     additional compensation payments.

                                     Vote FOR shareholder proposals to have
                                     golden parachutes submitted for shareholder ratification.

The following factors should be considered:

      1. The stability of management may be affected by an attempted acquisition of the corporation.

      2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES

Based on the foregoing information:

VOTE RECOMMENDATION

                                     We are FOR this proposal, which essentially bans golden parachutes, because we feel management's compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION

We believe that directors should only be compensated while serving the company.

VOTE RECOMMENDATIONS

                                     Vote AGAINST proposals establishing outside directors' retirement compensation.

                                     Vote FOR proposals that revoke outside
                                     directors' retirement compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

VOTE RECOMMENDATION

                                     Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

      1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

      2.    Conforming to these requirements can be expensive.

      3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

      4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

VOTE RECOMMENDATION

                                     Vote on a CASE-BY-CASE basis for these
                                     proposals.

The following factors should be considered:

      1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

      2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

      3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

      4. Shareholders should have the final say on whether the company should be merged or acquired.

          CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

                                    CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:

      1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser or an investment banking relationship with Fahnestock & Co. Inc.

      2. A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

      3. An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.

If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

      1. Routine proxy proposals are presumed not to involve a material conflict of interest.

      2. Non-routine proxy proposals. Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D

      3. The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:

            a)    Obtain instructions from the client on how to vote.

            b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

            c) Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

                              GOVERNANCE COMMITTEE

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

                                 PROXY MANAGERS

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

                   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

      1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

      2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Advantage may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser's judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

      3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

      4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

                                   CHAPTER 14

                                 RECORD KEEPING

                                 RECORD KEEPING

Advantage will maintain the following records:

      1.    Copies of these policies

      2. A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

      3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

      4. A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

      5. A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.


                                       68

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

------------------------------------------------------------------------------------------------------------------------------
                                                     (C) TOTAL NUMBER OF SHARES (OR    (D) MAXIMUM NUMBER (OR APPROXIMATE
              (A) TOTAL NUMBER OF    (B) AVERAGE      UNITS) PURCHASED AS PART OF      DOLLAR VALUE) OF SHARES (OR UNITS)
               SHARES (OR UNITS)    PRICE PAID PER    PUBLICLY ANNOUNCED PLANS OR      THAT MAY YET BE PURCHASED UNDER THE
   PERIOD          PURCHASED       SHARE (OR UNIT)              PROGRAMS                        PLANS OR PROGRAMS
------------------------------------------------------------------------------------------------------------------------------
05/01/05             None                None                     None                                None
to
05/31/05
------------------------------------------------------------------------------------------------------------------------------
06/01/05             None                None                     None                                None
to
06/30/05
------------------------------------------------------------------------------------------------------------------------------
07/01/05         316,482.0000          $13.4358             316,482.0000 (1)                          None
to
07/31/05
------------------------------------------------------------------------------------------------------------------------------
08/01/05             None                None                     None                                None
to
08/31/05
------------------------------------------------------------------------------------------------------------------------------
09/01/05             None                None                     None                                None
to
09/30/05
------------------------------------------------------------------------------------------------------------------------------
10/01/05         300,657.0000          $13.2386             300,657.0000 (2)                          None
to
10/31/05
------------------------------------------------------------------------------------------------------------------------------
Total            617,137.0000                                 617,137.0000

------------------------------------------------------------------------------------------------------------------------------

(1) These shares were repurchased in connection with the Fund's regular, quarterly repurchase offer announced on June 24, 2005 that expired on July 15, 2005. In connection with this repurchase offer, the Fund offered to repurchase up to 316,482.0000 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund's net asset value as of July 22, 2005.

(2) These shares were repurchased in connection with the Fund's regular, quarterly repurchase offer announced on September 23, 2005 that expired on October 14, 2005. In connection with this repurchase offer, the Fund offered to repurchase up to 300,657.0000 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund's net asset value as of October 21, 2005.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            THE ASIA TIGERS FUND, INC.
            --------------------------------------------------------------------


By (Signature and Title)*  /s/ Bryan McKigney
                         -------------------------------------------------------
                           Bryan McKigney, Director, President and Chairman (principal executive officer)

Date      DECEMBER 2, 2005
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bryan McKigney
                         -------------------------------------------------------
                           Bryan McKigney, Director, President and Chairman (principal executive officer)

Date      DECEMBER 2, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Alan Kaye
                         -------------------------------------------------------
                           Alan Kaye, Treasurer
                           (principal financial officer)

Date      DECEMBER 2, 2005
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.